SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TIFF INVESTMENT PROGRAM, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF MEMBERS OF

TIFF INVESTMENT PROGRAM, INC.

TIFF Multi-Asset Fund

TIFF Short-Term Fund

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania  19087

SPECIAL MEETING OF MEMBERS

TO BE HELD ON DECEMBER 9, 2014

To the shareholders (“members”) of TIFF Multi-Asset Fund and TIFF Short-Term Fund (each, a “Fund” and collectively, the “Funds”), each a series of TIFF Investment Program, Inc. (“TIP”):

NOTICE IS HEREBY GIVEN that a Special Meeting of Members (the “Meeting”) of TIP will be held on December 9, 2014 at 3:00 p.m., Eastern time, at the offices of TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

The Meeting is being held for the following purposes:

1.	To elect directors of TIP;

2.	To approve an Agreement and Plan of Reorganization and Liquidation that provides for the reorganization of TIP into a newly formed Delaware statutory trust; and

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Members of record as of the close of business on October 20, 2014 will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.  If you attend the Meeting, you may vote your shares in person.  EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  Any member, or a person authorized to act on its behalf, who is present at the Meeting may vote personally on all matters properly brought before the Meeting and, in that event, such member’s proxy will not be used.  To obtain directions to be able to attend the Meeting and vote in person, please contact TIFF Member Services at 1-610-684-8200. The enclosed proxy card is being solicited on behalf of the board of directors of TIP.

By order of the board of directors of the
TIFF Investment Program, Inc.,

/s/ Richelle S. Maestro
Richelle S. Maestro, Secretary

October 30, 2014

IMPORTANT INFORMATION TO HELP YOU

UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on each proposal. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

1.	To elect a board of directors of TIFF Investment Program, Inc. (“TIP”). The nominees for election, Craig R. Carnaroli, William F. McCalpin, N.P. “Narv” Narvekar, and Amy B. Robinson, all presently serve as directors on the board.

2.	To approve an Agreement and Plan of Reorganization and Liquidation that provides for the reorganization of TIP from a Maryland corporation into a Delaware statutory trust.

What role does the board play?

The directors have the responsibility of looking after the interest of the members of the funds comprising TIP, TIFF Multi-Asset Fund and TIFF Short-Term Fund. As such, the board has an obligation to serve the best interests of the funds’ members. In fulfilling this duty, the board reviews fund performance, oversees fund activities, and reviews contractual arrangements with the firms that provide services to the funds.

What is the purpose of the Agreement and Plan of Reorganization and Liquidation (the “Plan”)?

TIP is currently organized as a Maryland corporation. The purpose of the Plan is to reorganize TIP into a newly formed Delaware statutory trust. The TIP board believes that operating as a Delaware statutory trust will allow TIP to simplify its operations, offering enhanced flexibility to adjust the funds’ operations in response to changes in the business or regulatory environment.

How will such a reorganization affect my fund?

It is not anticipated that the reorganization, if approved by members of TIP, would affect your investment in TIFF Multi-Asset Fund or TIFF Short-Term Fund or how the funds are managed on a day-to-day basis. The reorganization will not change TIP’s board members, officers, investment policies or strategies, investment advisor or money managers serving the funds, or their fees. The reorganization will not alter the board members’ duties to act with due care and in the interests of TIP members.

Q&A - 1

Following the reorganization, members of TIFF Multi-Asset Fund and TIFF Short-Term Fund will become members of a corresponding fund of the same name that is part of the Delaware statutory trust. On the effective date of the reorganization, each fund will hold the same portfolio of securities that was previously held by the corresponding fund. As the successor to TIP’s operations, the new Delaware statutory trust, which will also be known as TIFF Investment Program, will adopt TIP’s registration statement under the federal securities laws and will remain registered as an investment company under the Investment Company Act of 1940, as amended.

The reorganization of each fund is intended to be a “tax-free reorganization” under section 368 of the Internal Revenue Code of 1986, which means that, generally, members will not experience a taxable gain or loss when the reorganization is completed and members’ basis and holding periods in their shares will not change. Upon the completion of the reorganization, the Maryland corporation will be dissolved in accordance with state law.

Has TIP’s board of directors approved these proposals?

Yes, the board of directors has approved the proposals and recommends that you vote FOR each proposal.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to have the card signed by an authorized person before mailing it in the enclosed postage paid return envelope. You may also vote your shares by faxing the completed and signed proxy card to TIFF Member Services at 1-610-684-8210.

Q&A - 2

TIFF INVESTMENT PROGRAM, INC.

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania  19087

TIFF Multi-Asset Fund

TIFF Short-Term Fund

PROXY STATEMENT

OCTOBER 30, 2014

FOR THE SPECIAL MEETING OF MEMBERS

TO BE HELD ON DECEMBER 9, 2014

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of TIFF Investment Program, Inc. (“TIP”) for use at a special meeting (the “Meeting”) of the shareholders (“members”) of TIFF Multi-Asset Fund (“MAF”) and TIFF Short-Term Fund (“STF”) (each a “Fund,” and, collectively, the “Funds”), each a series of TIP, to be held at 3:00 p.m., Eastern time, on December 9, 2014, at the offices of TIFF Advisory Services, Inc. (“TAS”), 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Members (the “notice”).  The notice, this proxy statement, and the enclosed proxy card are first being mailed or otherwise being made available to members on or about October 30, 2014.  Please read this proxy statement and keep it for future reference.  TIP’s principal executive offices are located at the offices of its investment advisor, TAS, at 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

Important Notice Regarding the Availability of Proxy Materials for TIP’s Special Shareholder Meeting to be held on December 9, 2014:  A copy of the notice and this proxy statement is available at https://wwws.tiff.org/mutualfunds/Reports/proxy/TIPFundsProxy.pdf. The Funds’ most recent annual and semi-annual shareholder reports are available at https://wwws.tiff.org/mutualfunds/QTRRepDoc/QRFinancial.aspx.

The Meeting has been called for the purpose of having the members of TIP consider and vote upon the proposals listed below (the “Proposals”) and on any other matter that may properly come before the Meeting.  This proxy statement contains information you should know before voting on the Proposals.

Proposals	Affected Fund(s)

1. To elect Craig R. Carnaroli, William F. McCalpin, N.P. “Narv” Narvekar, and Amy B. Robinson as directors of TIP	Both Funds
2. To approve an Agreement and Plan of Reorganization and Liquidation that provides for the reorganization of TIP into a newly formed Delaware statutory trust	Both Funds

The board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “TIP board”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is soliciting votes from members of the Funds.  The solicitation of votes is made by the mailing of this proxy statement and the accompanying proxy card on or about October 30, 2014.  The appointed proxies will vote in their discretion on any other business, including any adjournment of the Meeting, as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

All proxies solicited by the board that are properly executed and received by TIP’s Secretary prior to the Meeting, and are not revoked prior to their exercise, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a properly executed and returned proxy card, it will be voted FOR the election of all nominees and FOR the approval of the Agreement and Plan of Reorganization and Liquidation (the “Plan”).  All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum.  Because all of the Funds’ shares are held directly by its members and not through any brokers, dealers or other financial intermediaries, TIP does not expect to receive any ‘broker non-votes.’ Shares that represent ‘broker non-votes’ are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. If the Funds were to receive any broker non-votes, such shares would be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will not be treated as votes cast and, therefore, will not be counted for purposes of obtaining approval of Proposal 1 and will have the effect of a negative vote for purposes of obtaining approval of Proposal 2. Any proxy given by a member is revocable until voted at the Meeting.

A quorum will exist if members entitled to cast one-third of the votes entitled to be cast at the Meeting, without regard to class, are present at the Meeting, in person or by proxy.  If a quorum is not present at the Meeting, if a quorum is present at the Meeting but sufficient votes to approve one or both Proposals are not received, or for any other reason deemed necessary or desirable, the members present, in person or by proxy, may vote on one or more adjournments of the Meeting.

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Members of the Funds will vote together for the election of directors and on the approval of the Plan.  Members of record at the close of business on October 20, 2014 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournments(s) thereof. A member of a Fund on the Record Date shall be entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of the Fund held by the member on the Record Date on each matter submitted to a vote at the Meeting.  As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote, and the net asset value per share/votes per share were as follows:

	Issued and Outstanding Shares	Net Asset Value/ Votes Per Share

TIFF Multi-Asset Fund	368,046,694.640 shares	$15.82

TIFF Short-Term Fund	9,716,519.176 shares	$9.88

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Meeting, four directors will be elected to constitute the entire board of TIP, each to serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death, or removal.  The nominees are Craig R. Carnaroli, William F. McCalpin, N.P. “Narv” Narvekar, and Amy B. Robinson (each, a “Nominee” and collectively, the “Nominees”), all of whom are not interested persons of TIP and are therefore considered independent.  It is the intention of the persons named in the enclosed proxy to vote in favor of the Nominees in the absence of instructions to the contrary. The Nominees have consented to serve as directors of TIP, and each Nominee is currently a director of TIP.

Experience of Nominees.  Described below for each Nominee are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a director of TIP in light of TIP’s business and structure.  Further information about each Nominee is set forth in the table below describing the business activities of each Nominee during the past five years.

Mr. Carnaroli has served as a director since 2012.  Mr. Carnaroli’s thirteen years’ experience as executive vice president of a large academic institution, where his responsibilities include oversight of audit, compliance, budgeting and finance, and investment functions, plus his prior experience in municipal securities at a financial services firm, give him extensive knowledge of investment and financial management matters. In addition, in his two years as an independent director of TIP, he has developed a thorough understanding of TIP’s operations and strategies.

Mr. McCalpin has served as a director since 2008.  Mr. McCalpin’s eleven years’ experience as a trustee of another large mutual fund complex, including six years as independent chair, and his current position as chief executive officer of an investment advisory firm give him an extensive understanding of regulatory, investment management, and corporate governance issues.  As a consultant to foundations and as a former senior executive of a substantial private foundation, he has in-depth knowledge of issues relating to the non-profit community.  In addition, his six years as an independent director and chair of TIP’s board provide him with an extensive understanding of the Funds’ operations and strategies.

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Mr. Narvekar has served as a director since 2010.  Mr. Narvekar’s eleven years’ experience as the head of endowment investment at a major research university, along with his prior four years’ experience as deputy head of investments at another major research university and fourteen years at a financial services firm, give him a comprehensive understanding of investment management and endowment issues.  In addition, his four years as an independent director of TIP provide him with an extensive understanding of TIP’s operations and strategies.

Ms. Robinson has served as a director since 2013.  Ms. Robinson’s seventeen years’ experience as a financial executive of a large, national foundation, where her responsibilities include formulating financial policy and oversight of accounting, tax, insurance, budget, and treasury functions, plus her prior experience as a senior auditor at a major public accounting firm, give her extensive knowledge of investment and financial management issues. In addition, in her year as an independent director of TIP, she has developed an understanding of TIP’s operations and strategies.

The Nominees were recommended to the board by the governance committee of the board and the board approved the nominations.  The Funds’ members have previously elected Messrs. McCalpin, Carnaroli, and Narvekar but have not elected Ms. Robinson.  Mr. McCalpin recommended Ms. Robinson as a Nominee to the governance committee.  The board knows of no reason why the Nominees would be unable to serve as directors, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the governance committee may recommend and the board may approve.

The following table provides information concerning the Nominees for election by members, the current directors of TIP, and the executive officers of TIP.  Unless otherwise noted, (i) each director and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the directors and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

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Name and Age / Position(s) Held with TIP	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During Past Five Years

Independent Directors/Nominees

Craig R. Carnaroli Born 1963 Director	Since 2012	Executive Vice President, University of Pennsylvania.	2	University City District; University City Science Center; Visit Philadelphia; Philadelphia Industrial Development Corp.; Connelly Foundation, a private grant-making foundation.

William F. McCalpin Born 1957 Director and Chairperson	Since 2008	Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 - present); Managing Director, Holos Consulting LLC (2009-present), a consultant to foundations and non-profit organizations; Chair of the Board of Trustees, The Janus Funds (2008-present).	2	The Janus Funds (56 portfolios); FB Heron Foundation, a private grant-making foundation.

N.P. “Narv” Narvekar Born 1962 Director	Since 2010	President and Chief Executive Officer, Columbia Investment Management Company, manager of Columbia University’s endowment.	2	The Chapin School.

Amy B. Robinson Born 1967 Director	Since 2013	Vice President and Chief Financial Officer, The Kresge Foundation, a private, national foundation that works to expand opportunities in America’s cities.	2	Foundation Financial Officer Group; the Council of Michigan Foundations; Mt. Clemens Montessori Academy; Member of the Detroit Riverfront Conservancy Audit Committee; Advisor to the UAW Retiree Medical Benefits Trust Audit Committee.

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Name and Age	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Principal Officers*

Richard J. Flannery Born 1957	President / Chief Executive Officer	Since 2003	CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program, Inc.

Laurence H. Lebowitz Born 1960	Vice President / Chief Investment Officer	Since 2010	President and CIO, TIFF Advisory Services, Inc. (2010-present); Vice President and CIO, TIFF Investment Program, Inc. (2010-present); Chairman and Managing Director, HBK Capital Management, an investment advisory firm (1992-2009).

Richelle S. Maestro Born 1957	Vice President / Chief Legal Officer / Secretary	Since 2006	Vice President, General Counsel, and Secretary, TIFF Advisory Services, Inc.

Dawn I. Lezon Born 1965	Chief Financial Officer / Treasurer	Since 2006	Vice President and Treasurer, TIFF Advisory Services, Inc.

Kelly A. Lundstrom Born 1964	Vice President	Since 2006	Vice President, TIFF Advisory Services, Inc.

Christian A. Szautner Born 1972	Chief Compliance Officer	Since 2008	Vice President and Chief Compliance Officer, TIFF Advisory Services, Inc.

* The officers of TIP are elected annually by the board.

Director Compensation.  Except as described below, all of the directors currently serve as volunteers who receive no fees or salary for serving as directors but are eligible for expense reimbursement and a matching charitable gift program offered by TIP†.  Mr. McCalpin serves as independent board chair.  In consideration of the duties performed by the independent board chair, Mr. McCalpin is compensated $50,000 per year for serving as chair.  Compensation payable to the independent board chair is a TIP expense and is allocated to each Fund pro rata based on the relative net assets of each Fund.  Among the duties of an independent board chair are to serve as the primary liaison on behalf of the board with independent counsel to the independent directors, the board, management, and staff of the investment advisor, as well as TIP’s Chief Compliance Officer (“CCO”).  In addition, the independent board chair is involved in setting the agenda for each board meeting and coordinating matters among all directors both in connection with meetings and during the period between meetings.  The independent board chair also takes the lead in evaluating the performance of the CCO.

†	Effective January 1, 2006, TIP instituted a matching gift program. TIP will match contributions made by TIP independent directors who do not receive compensation from TIP to eligible tax-exempt charitable organizations. TIP will match only the gift portion of payments to charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

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General Information Regarding the Board of Directors.  TIP’s board held four regularly scheduled meetings in 2013.  Each director attended all meetings of the board and all committees on which he or she served.  It is expected that the directors will meet at least four times a year at regularly scheduled meetings.  As TIP is not required to convene annual member meetings, there is no policy regarding director attendance at such meetings.

Board Leadership Structure and Oversight of Risk Management.  The following provides an overview of the leadership structure of the TIP board and the TIP board’s oversight of TIP’s risk management process.  The TIP board is currently composed of four directors, none of whom is an “interested person” (as defined in Section 2(a)(19) the 1940 Act) of TIP (each, an “independent director”).  An independent director serves as chair of the TIP board. In addition, there are three standing committees of the TIP board, to which the TIP board has delegated certain authority and oversight responsibilities.  The function of each of the committees is described below.  The audit committee is comprised of three of the four independent directors: Mr. Carnaroli, Mr. McCalpin, and Ms. Robinson. Each of the four independent directors serves on the governance committee and the investment oversight committee.  The independent directors conduct a self-evaluation annually, which process is overseen by the governance committee.  As part of the self-evaluation, the TIP board’s leadership and committee structures are reviewed to determine whether such structures are appropriate to enable the TIP board to exercise its oversight of TIP.  The TIP board believes that its current leadership and committee structures enable it to effectively oversee the management of TIP.

TIP has retained TAS as TIP’s investment advisor and State Street Bank and Trust Company (“State Street Bank”) as TIP’s administrator and custodian.  TAS provides the Funds with investment advisory services, and is responsible for managing the investment program of the Funds, including monitoring the performance of the Funds, and the risks that arise from the investment strategies pursued by each Fund.  With respect to MAF, TAS is also responsible for monitoring and overseeing the external money managers that also manage assets for MAF. State Street Bank provides specified services necessary to the general day-to-day business activities and operations of TIP, other than investment advisory activities.  In addition, TAS provides certain other services to TIP pursuant to a services agreement.  As part of its duties under the services agreement, TAS provides general oversight of State Street Bank and other vendors providing services to the Funds.

Risks to TIP include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk, and operational risk, as well as the overall business risks relating to the Funds.  TAS monitors the Funds and, with respect to MAF, allocates and re-allocates the Fund’s assets among the money managers, taking into consideration the Fund’s investment and performance objectives as well as other variables, such as the money managers’ performance, prevailing market conditions, and other factors TAS deems relevant.  TAS recommends to the TIP board additional money managers to invest MAF’s assets, in light of the capabilities of available managers and TAS’s expectations as to the way in which the investment programs and styles of the money managers will complement each other and contribute to the overall performance of MAF.  In addition, TAS reviews the investment objectives, policies and restrictions applicable to the Funds and recommends such changes to the TIP board as TAS deems appropriate.  In so doing, TAS considers the risks associated with each money manager’s investment strategy with respect to MAF, including liquidity constraints and potential valuation issues, as well as the policies and restrictions adopted by the Fund, and allocates assets and takes other steps in an effort to adjust the risk level accordingly.  While TAS is authorized to allocate and re-allocate assets among existing money managers, the TIP board must approve the appointment of any new money managers.

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In connection with each of the TIP board’s regular meetings, the board receives a quarterly compliance report from TIP’s CCO and the independent directors meet separately from TAS with their independent counsel and with the CCO.  During these meetings the independent directors and the CCO discuss issues related to portfolio compliance and other compliance matters. In addition, the TIP board receives a written compliance report each quarter as well as a written annual report from the CCO regarding the adequacy and effectiveness of TIP’s compliance program.  The TIP board also receives reports from TAS on the investments, portfolio positioning, strategies and characteristics, performance, liquidity, and certain valuation matters of the Funds.  The TIP board receives reports from TAS regarding TIP’s primary service providers on a periodic or regular basis, including the money managers as well as TIP’s administrator and custodian.  The TIP board also requires TAS to report to the TIP board on other matters relating to risk management on a regular and as-needed basis.

Audit Committee.  Three of TIP’s independent directors serve on the audit committee of the TIP board.  The primary functions of the audit committee, which are set forth in its charter, are to (a) select and recommend to the TIP board the independent auditors and review the nature and performance of audit and other services; (b) oversee TIP’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (c) oversee the quality and objectivity of TIP’s financial statements and the independent audit thereof; and (d) act as a liaison between TIP’s independent auditor and the full TIP board.  The audit committee met twice during the fiscal year ended December 31, 2013.

Governance Committee.  Each of TIP’s independent directors serves on the governance committee of the TIP board.  The governance committee’s primary functions, which are set forth in its charter, are to (a) provide counsel to the full TIP board with respect to the organization, function, and composition of the board and its committees; (b) identify and recommend to the full TIP board potential director candidates; and (c) lead the full TIP board in an annual review of the board and its committees.  The governance committee’s responsibilities include (i) director nominations, elections, and training; (ii) committee nominations and functions; and (iii) governance oversight. The governance committee charter is included as Appendix A to this proxy statement. The governance committee met four times during the fiscal year ended December 31, 2013.  The governance committee will consider nominees recommended by TIP members and will assess such nominees in the same manner it reviews committee nominees.  The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the board and to carry out the responsibilities of the directors.  The directors also value diversity of background, experience and expertise in selecting nominees.  The committee may use any process it deems appropriate for the purpose of evaluating candidates.  The committee shall evaluate candidates’ qualifications for board membership and their independence from TAS, TIP’s money managers, and other principal service providers.  Persons selected to serve as independent directors must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act.  The committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors.  The committee may also consider such other factors as it may determine are relevant.  Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Governance Committee, 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.  Such nominations should include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected.  Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP board.

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Investment Oversight Committee.  Each of TIP’s independent directors also serves on the investment oversight committee of the TIP board.  The investment oversight committee’s primary function, which is set forth in its charter, is to oversee the investment activities of each Fund.  The investment oversight committee’s responsibilities include, among others, (a) reviewing investment performance of each Fund at least quarterly; (b) reviewing the investment objective of each Fund and the performance of TAS and the money managers at least annually; (c) reviewing the exposures and risk characteristics of each Fund at least annually; (d) advising the TIP board concerning the hiring of new money managers or material changes in allocations among existing money managers, as needed; and (e) making recommendations to the TIP board concerning changes in benchmarks used to evaluate the performance of TAS, each money manager, and each Fund, as needed.  The investment oversight committee met four times during the fiscal year ended December 31, 2013.

Share Ownership of TIP Directors.  The Funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.  Accordingly, as of October 27, 2014, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of any Fund.  The following table sets forth information regarding the aggregate dollar range of equity securities in all Funds beneficially owned by each director and nominee for director as of October 27, 2014:

Name of Director	Dollar Range of Equity Securities in Each Fund‡	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Independent Directors / Nominees
Craig R. Carnaroli	None	None
William F. McCalpin	None	None
N.P. “Narv” Narvekar	None	None
Amy B. Robinson	None	None

‡ Securities valued as of October 27, 2014.

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To the knowledge of the Funds, as of October 27, 2014, the independent directors and their immediate family members did not own beneficially or of record securities of, and did not have during the past five years any direct or indirect interest the value of which exceeds $120,000 in, any investment advisor or money manager of the Funds, the principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any investment advisor, money manager, or principal underwriter of the Funds.

Member Communications to the Directors.  Members may send communications to the directors by visiting The Investment Fund for Foundations website at www.tiff.org and selecting “Contact Us,” or by addressing such correspondence directly to TIFF Investment Program, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.  When writing to the board, members should identify themselves, the fact that the communication is directed to the board, the Fund about which they are writing, and any relevant information regarding their Fund holdings.  Except as provided below, TIP’s Secretary shall either (i) provide a copy of each member communication to the board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the board promptly after receipt.  The Secretary will also provide a copy of each such member communication to TIP’s CCO.  The Secretary may, in good faith, determine that a member communication should not be provided to the board or the CCO because it does not reasonably relate to the Funds or the Funds’ operations, management, activities, policies, service providers, board, officers, members, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information).

Vote Required.  The election of directors, as set forth in Proposal 1, will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of all of the votes of the Funds, voting together, cast at the Meeting, either in person or by proxy.

TIP’S DIRECTORS RECOMMEND THAT

MEMBERS VOTE “FOR” EACH NOMINEE.

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION THAT PROVIDES FOR THE REORGANIZATION OF TIP INTO A DELAWARE STATUTORY TRUST

The board of TIP unanimously recommends that the members of TIP approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”), substantially in the form attached to this proxy statement as Appendix B, that would change the state and form of organization of TIP. This proposed change calls for the reorganization of TIP from a Maryland corporation into a newly formed Delaware statutory trust (the “Trust”). The proposed reorganization will be referred to throughout this proxy statement as the “Reorganization.” To implement the Reorganization, the board of TIP has approved the Plan, which contemplates the reorganization of each Fund comprising TIP into a corresponding fund of the Trust and the continuation of the current business of the Funds as series of the Trust.

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If the Plan is approved by members and the Reorganization is implemented, the Trust would be comprised of two funds (the “Reorganized Funds”) that have the same investment objectives, policies and restrictions as the existing Funds (MAF and STF). The Trust’s board of trustees and the officers of the Trust would be the same as those of TIP, including any persons elected under Proposal 1 in this proxy statement, and would operate the Trust in essentially the same manner as they previously operated TIP and the Funds. Thus, on the effective date of the Reorganization, each member would hold an interest in the Trust that is equivalent to that member’s interest in TIP. For all practical purposes, a member’s investment in the Funds would not change.

Board’s recommendation to approve the Plan and the Reorganization. The board has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Maryland corporations must file any amendments or supplements to their articles of incorporation with the Maryland State Department of Assessments and Taxation (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. The Delaware Statutory Trust Act (“DSTA”) allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause member meetings to be more costly and may make obtaining any necessary member approvals more difficult.

Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit the Trust and its members by, for example, making litigation involving the interpretation of provisions in the Trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive. Appendix C to this proxy statement includes a more complete description of the advantages of the Delaware statutory trust form of organization and the differences from Maryland corporations.

Procedures and consequences of the Reorganization. Upon completion of the Reorganization, the Trust and the two Reorganized Funds will continue the business of TIP and the Funds with the same investment objectives and policies as those existing on the date of the Reorganization, and will hold the same portfolio of securities previously held by the corresponding Fund. The Trust and the Reorganized Funds will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of TIP and the Funds. As the successor to TIP’s operations, the Trust will adopt TIP’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

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The Trust and the Reorganized Funds were created solely for the purpose of becoming the successor organization and funds to, and carrying on the business of, TIP and the Funds. To accomplish the Reorganization, the Plan provides that each TIP Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the corresponding Reorganized Fund. In exchange for these assets and liabilities, the Trust will issue shares of each Reorganized Fund to the corresponding TIP Fund, which TIP Fund will then distribute those shares pro rata to its members. Through this procedure, each member will receive exactly the same number and dollar amount of shares of the Reorganized Fund(s) as such member held in the TIP Fund(s) on the date of the Reorganization. The net asset value of each share of a Reorganized Fund will be the same as that of the corresponding TIP Fund on the date of the Reorganization. Members will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Funds that they may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, TIP will be dissolved and will cease its existence.

The board may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if it determines that proceeding with the Reorganization is inadvisable and not in the best interests of members. If the Reorganization is not approved by members, or if the board abandons the Reorganization, TIP will continue to operate as a Maryland corporation. If the Reorganization is approved by members, it is expected to be completed on or about December 16, 2014.

Effect of the Reorganization on current investment advisory/money manager agreements. As a result of the Reorganization, the Reorganized Funds will enter into new investment advisory agreements with TAS and, with respect to Reorganized MAF, amended money manager agreements with MAF’s money managers. The new advisory and amended money manager agreements will be substantially identical to the current agreements with TAS and the money managers, respectively.

Other service provider agreements. The Trust will assume the agreements between TIP and State Street Bank for custody, fund administration and transfer agency services, on substantially identical terms to the agreements currently in place for TIP and the Funds. Foreside Fund Services, LLC is expected to serve as the distributor for the shares of the Trust and the Reorganized Funds under a separate distribution agreement that will be substantially identical to the distribution agreement that will be in effect for TIP and the Funds as of the date of the Reorganization.

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Effect of member approval of the Plan. Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment management agreements for a fund. Theoretically, if the Plan is approved for TIP and the Funds, and the Reorganization takes place, the shareholders or members of the Trust would need to vote on these two matters in order to comply with the 1940 Act.

In order to comply with these requirements, and consistent with Securities and Exchange Commission (“SEC”) guidance, member approval of the Plan will also constitute, for purposes of the 1940 Act, member approval of: (1) the election of the board members of TIP who are in office on the effective date of the Reorganization (i.e., the Nominees discussed under Proposal 1, if elected) as trustees of the Trust; (2) the new investment advisory agreements with TAS and, for MAF, the amended money manager agreements with the money managers, which are substantially identical to the agreements currently in place for the Funds; and (3) the Trust’s operation as a multi-manager fund in reliance on an exemptive order issued by the SEC and received by TIP and TAS, and on which the Trust intends to rely. As a reminder, TIP and TAS have obtained an exemptive order from the SEC that allows the TIP Funds, subject to TIP board approval and certain other conditions contained in the order, to enter into and materially amend money manager agreements with money managers that are not affiliated with TIP or TAS without seeking or obtaining member approval of such agreements.

If the Plan is approved by TIP’s members, then this initial shareholder approval for the new Trust will be arranged by TIP (1) purchasing one share of each Reorganized Fund; (2) as sole shareholder of each Reorganized Fund, voting “FOR” the election of board members, the initial investment advisory agreements with TAS and, for MAF, the amended money manager agreements, and the operation of the Reorganized Funds in a multi-manager structure; and (3) then redeeming its shares of the Reorganized Funds, all prior to the completion of the Reorganization. These actions will enable the Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another member meeting.

Capitalization and structure of the Trust. The Trust was formed as a Delaware statutory trust on September 11, 2014, pursuant to Delaware law. The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of two series, each of which corresponds to one of the TIP Funds.

As of the effective date of the Reorganization, shares the Trust will: (1) have similar distribution and redemption rights as the shares of TIP; (2) be fully paid and non-assessable; (3) have similar conversion rights as the shares of TIP; (4) have no preemptive or subscription rights; (5) have similar voting and liquidation rights as the shares of TIP; and (6) have one vote per dollar of net asset value and a proportionate fractional vote for each fractional dollar of net asset value. Neither TIP nor the Trust provides for cumulative voting in the election of its board members. The Trust also will have the same fiscal year as TIP.

Expenses of the Reorganization. Because the Reorganization will benefit the Funds and their members, the board has authorized that the expenses incurred in the Reorganization, including the costs associated with soliciting proxies, be paid by TIP, whether or not the Reorganization is approved by members or completed.

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Tax consequences for members. For federal income tax purposes, the reorganization of each Fund into its corresponding Reorganized Fund will be treated as a separate transaction. Each such transaction is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, (the “Code”). As such, the members generally will not experience a taxable gain or loss when the Reorganization is completed. In addition, the basis and holding period of a member’s shares in a Reorganized Fund will be the same as the basis and holding period of such member’s shares in the corresponding TIP Fund.

Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to TIP and the Trust, that, under the Code, the exchange of assets of each Fund for the shares of the corresponding Reorganized Fund, the transfer of such shares to the members of the Fund, and the dissolution of TIP pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to TIP, the Funds, the Reorganized Funds or any of their members. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization is consummated but the IRS or the courts determine that the transaction for a Fund does not qualify as a tax-free reorganization under the Code, and thus is taxable, that Fund would recognize gain or loss on the transfer of its assets to the corresponding Reorganized Fund and each member of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares and the fair market value of the shares of the Reorganized Fund it receives. The failure of one transaction to qualify as a tax-free reorganization would not adversely affect the transaction for the other Fund.

Members should consult their tax adviser regarding the effect, if any, of the Reorganization in light of their individual circumstances. Members should also consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this proxy statement relates only to the federal income tax consequences of the transactions.

Vote Required. Approval of the Plan, as set forth in Proposal 2, requires the affirmative vote of a majority of all votes attributable to the outstanding shares of the Funds eligible to vote at the Meeting, voting together.

TIP’S DIRECTORS RECOMMEND THAT

MEMBERS VOTE “FOR” THE PLAN.

OTHER MATTERS TO COME BEFORE THE MEETING

Management of TIP does not know of any matters to be presented at the Meeting other than those described in this proxy statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

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INFORMATION ABOUT TIP AND ITS OTHER SERVICE PROVIDERS

Investment Advisor.  TAS, with principal offices at 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087, serves as the investment advisor to the Funds.

Money Managers.  In addition to TAS, MAF is managed by external money managers recommended by TAS and approved by the TIP board.  STF is managed by TAS.

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent.  State Street Bank, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of the Funds’ assets as well as the administrator, accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street Bank employs sub-custodians outside of the United States for MAF.

Other Administrative Services.  TAS provides certain administrative services to the Funds pursuant to a services agreement between TIP, on behalf of the Funds, and TAS. Such arrangement is expected to continue after the Reorganization.

Distributor.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is expected to serve as the distributor and principal underwriter of the Funds’ shares through November 2, 2014, after which time it is expected that Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 will become the distributor and principal underwriter of the Funds’ shares.

Independent Accountants.  Ernst & Young LLP (“EY”), One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as TIP’s independent registered public accounting firm.  Selection of the Funds’ independent accountants for the current fiscal year took place at the regularly scheduled March board meeting in accordance with the provisions of the 1940 Act.  EY provides audit services and assistance and consultation in connection with tax returns and the review of various SEC filings.

Representatives of EY are not expected to be present at the Meeting, will have the opportunity, but have not expressed a desire, to make a statement at the Meeting, and are not expected to be immediately available should any matter arise requiring their presence.  If any such matter should arise, EY will be contacted following the Meeting.  Certain fees paid to EY for the fiscal years ended December 31, 2012 and 2013 are set forth below.

Audit Fees.  The aggregate Audit Fees billed for professional services by TIP’s independent accountant, EY, for the audit of the Funds’ annual financial statements for fiscal years ended December 31, 2012 and 2013, respectively, were:

2012	2013
$144,475	$151,685

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Audit-Related Fees.  Audit-Related Fees are for assurance and related services by TIP’s independent accountant that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees.  Fees billed by EY to the Funds for fiscal years ended December 31, 2012 and 2013, respectively, are shown in the table below.  These fees were for the review of the Funds’ semi-annual report.

2012	2013
$3,500	$3,600

Tax Fees.  The aggregate fees billed by EY during fiscal years ended December 31, 2012 and 2013, respectively, for professional services rendered to the Funds for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services, are shown in the table below:

2012	2013
$123,052	$87,760

All Other Fees.  All other fees would include products and services provided by EY to the Funds other than the services reported under the prior three categories.  No such fees were billed to the Funds by EY for fiscal years ended December 31, 2012 and 2013.

The Funds’ audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.  All of the fees disclosed above were approved in advance by the full audit committee.

The aggregate non-audit fees billed by EY for services rendered to the Funds, and to the Funds’ advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Funds for fiscal years ended December 31, 2012 and 2013, respectively, are shown in the table below.  TIP’s audit committee has considered the provision of non-audit services rendered to or paid for by the Funds’ advisor, or any entity controlling, controlled by, or under common control with the advisor, to be compatible with maintaining the principal accounting firm’s independence.

2012	2013
$304,114	$205,497

Annual Report.  The Funds’ annual report for the fiscal year ended December 31, 2013, and semi-annual report for the period ended June 30, 2014, were previously distributed to members.  The Funds will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports.  An additional copy of the Funds’ annual and semi-annual reports may be obtained, without charge, by contacting TIP by mail, telephone, or email using the contact information below or visiting the SEC’s website at www.sec.gov.

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TIFF Investment Program, Inc.

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

Expenses.  The Funds will pay the expenses in connection with this notice and proxy statement and the Meeting, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.  Such expenses are estimated to be approximately $30,000 and will be allocated to MAF and STF pro rata based on the relative net assets of each Fund.

Ownership of Fund Shares.  As of October 20, 2014, the following members owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Funds:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

TIFF MULTI-ASSET FUND	None	N/A	N/A

TIFF SHORT-TERM FUND	TIFF Advisory Services, Inc. 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087	2,760,384.805 shares	28.41%
	Saint Joseph’s University 5600 City Avenue Philadelphia, PA 19131	839,993.439 shares	8.65%
	Williamsburg Community Health Foundation 4801 Courthouse Street, Suite 200 Williamsburg, VA 23188	761,146.988 shares	7.83%

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Additional Proxy Solicitation Information.  In addition to solicitation by mail, certain officers and representatives of TIP and officers and employees of TAS may solicit proxies by telephone, facsimile, e-mail, or personally.

Member Proposals.  TIP is not required to hold an annual member meeting in any year in which the election of directors is not required by the 1940 Act. The Trust is not required to hold annual member meetings and currently does not intend to hold such meetings unless member action is required in accordance with the 1940 Act.  A member proposal to be considered for inclusion in the proxy statement at any subsequent meeting of members must be submitted a reasonable time before the proxy statement for that meeting is printed and mailed.  Whether a proposal will be included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 1-610-684-8210.  ANY MEMBER ATTENDING OR REPRESENTED AT THE MEETING BY AN AUTHORIZED PERSON MAY VOTE IN PERSON EVEN THOUGH A PROXY HAS ALREADY BEEN RETURNED.

By order of the board of directors of the
TIFF Investment Program, Inc.,

/s/ Richelle S. Maestro
Richelle S. Maestro, Secretary

October 30, 2014

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Appendix A

TIFF INVESTMENT PROGRAM, INC.

GOVERNANCE COMMITTEE CHARTER

I.	Purpose of the Committee

The Governance Committee is a committee of the Board of Directors of the TIFF Investment Program, Inc. (“TIP”). Its primary functions are to:

●	provide counsel to the Board of Directors (“Board”) with respect to the organization, function and composition of the Board and its committees;

●	identify and recommend to the Board potential director candidates; and

●	lead the Board in an annual review of the Board and its committees.

II.	Composition of the Committee

The Committee shall be composed of at least three directors. Members of the Committee shall be directors who are not “interested persons” of TIP, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”).

The members and Chair of the Committee shall be elected annually by the Board and serve until their respective successors shall be duly elected.

III.	Meetings of the Committee

The Committee shall meet at least once annually and hold such additional meetings as the Committee shall deem necessary. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

The presence in person or by telephone of a majority of the number of the Committee members shall constitute a quorum at any meeting.

IV.	Responsibilities and Duties of the Committee

A.	Director Nominations, Elections, and Training

The Committee shall:

1.	Identify and nominate candidates for election to the Board. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Directors. The Committee may use any process it deems appropriate for the purpose of evaluating candidates. The Committee will use the same process for nominees submitted by members as for other nominees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from TIFF Advisory Services, Inc. (“TAS”), TIP’s money managers, and other principal service providers. Persons selected to serve as Independent Directors must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors.

A-1

Appendix A

2.	Review periodically the composition and size of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Directors.

3.	Oversee arrangements for orientation of new Directors and for continuing education of the Directors.

B.	Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually. The Committee shall make recommendations for any such assignments to the Board.

2.	As necessary, review the responsibilities of each committee, whether there is a continuing need for each committee, whether there is need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

C.	Governance Oversight

The Committee shall:

1.	Oversee an annual evaluation of the Board and its committees.

2.	Review periodically Board governance procedures and recommend any appropriate changes to the Board.

3.	Recommend an Independent Director for appointment by the Directors as Chair of the Board.

A-2

Appendix A

4.	Review annually the compensation of the Chair of the Board and determine whether to recommend to the Directors any change in the schedule of compensation.

5.	Review periodically the benefits available to Independent Directors for their service on the Board.

D.	Other Responsibilities and Duties

The Committee shall:

1.	Authorize and oversee investigations into any matters within the scope of the Committee’s responsibilities. The Committee shall be empowered to use TIP assets to retain independent counsel, consultants, and other professionals to discharge its responsibilities.

2.	Review this Charter at least annually and recommend changes, if any, to the Board.

3.	Maintain minutes of its meetings and report to the Board on its activities.

Adopted:	December 7, 2009
Amended:	September 21, 2011

(Replaced the former TIP Nominating Committee Charter)

A-3

Appendix B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

This Agreement and Plan of Reorganization and Liquidation (“Agreement”) is made as of this ____ day of December, 2014 by and between TIFF Investment Program, Inc., a Maryland corporation (the “Fund”), and TIFF Investment Program, a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Plan of Reorganization.

a. Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund, on behalf of itself and its two separately designated series, as listed on Exhibit A hereto (collectively, the “MD series”), will convey, transfer and deliver to the DE Trust, on behalf of each of its separately designated series (collectively, the “DE series”) (each of which corresponds to the MD series with the same name) at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets, including the assets of the MD series (the “Assets”), such Assets to become the Assets of the corresponding DE series. In consideration thereof, the DE Trust, on behalf of each DE series, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding MD series (including such MD series’ portion of any obligation and liability of the Fund), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation, and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the corresponding DE series; and (ii) to deliver to the Fund, on behalf of each MD series, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, $0.001 par value, of the corresponding DE series, equal in number to the number of full and fractional shares of common stock, $0.001 par value, of that MD series outstanding at the time of calculation of the MD series’ net asset values (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. Each reorganization contemplated hereby is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund shall distribute to the MD series’ shareholders the shares of the corresponding DE series in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the “Board of Directors”) authorizing the transactions contemplated by this Agreement. The DE Series are newly organized to acquire the Assets and Liabilities of the corresponding MD Series and have no assets and have carried on no business activities prior to the consummation of the Reorganization described herein.

B-1

Appendix B

b. In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, $0.001 par value, of the corresponding DE series of the DE Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding MD series of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the time of calculation of the MD series’ NAV on the business day immediately preceding the Effective Date of the Reorganization, the NAV per share of each DE series of the DE Trust shall be deemed to be the same as the NAV per share of each corresponding MD series of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of an MD series, if any, will be deemed to represent the same number of shares of the corresponding DE series. Simultaneously with such crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled.

c. As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution and liquidation of the Fund and the MD series.

d. The expenses of entering into and carrying out this Agreement will be borne by the Fund and the DE Trust to the extent not paid by their investment advisor.

2.	Closing and Effective Date of the Reorganization.

The Closing shall consist of ( ii ) the issuance and delivery of the DE series’ shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3.	Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a. Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

B-2

Appendix B

b. (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Fund’s Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

c. Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, on behalf of the MD series, or their shareholders, or the DE Trust, on behalf of the DE series;

d. The Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the DE Trust is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

e. The DE Trust shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Fund is duly incorporated, legally existing and in good standing under the laws of the State of Maryland; and (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement is a legal, valid and binding agreement of the Fund in accordance with its terms;

B-3

Appendix B

f. The shares of the DE Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

g. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

h. The Fund shall have voted, as sole shareholder of each series of the DE Trust, to:

(i) Elect as Trustees of the DE Trust the following individuals: Craig R. Carnaroli, William F. McCalpin, N.P. “Narv” Narvekar, and Amy B. Robinson;

(ii) Approve the Investment Advisory Agreements between TIFF Advisory Services, Inc. (“TAS”) and the DE Trust, on behalf of the TIFF Multi-Asset Fund and the TIFF Short-Term Fund, which are substantially the same to the then-current Investment Advisory Agreements between TAS and the Fund;

(iii) Approve the Money Manager Agreements, as amended, between the Fund, on behalf of its TIFF Multi-Asset Fund, and the current money managers for TIFF Multi-Asset Fund, pursuant to which the TIFF Multi-Asset Fund series of the DE Trust will engage such money managers on terms which are substantially identical to the then-current Money Manager Agreements between the money managers and the Fund; and

(iv) Approve the DE Trust’s operation of a multi-manager structure in reliance upon the order received by the Fund, and on which the DE Trust may rely, from the U.S. Securities and Exchange Commission exempting the DE Trust from the requirement that money manager agreements between the DE Trust and unaffiliated money managers be approved by shareholders of the DE Trust.

i. The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called:

(i) Approval of the Investment Advisory Agreements described in paragraph (h)(ii) of this Section 3 between TAS and the DE Trust;

B-4

Appendix B

(ii) Approval of the Money Manager Agreements, as amended, described in paragraph (h)(iii) of this Section 3 between the various money managers and the DE Trust;

(iii) Approval of the Custody Agreement, as amended, between State Street Bank and Trust Company and the Fund, whereby the Custody Agreement will be assumed by the DE Trust;

(iv) Selection of Ernst & Young LLP as the DE Trust’s independent auditors for the fiscal year ending December 31, 2014;

(v) Approval of the Services Agreement with TAS;

(vi) Approval of the Distribution Agreement, as amended, between the DE Trust and its distributor and principal underwriter, whereby the Distribution Agreement will be assumed by the DE Trust;

(vii) Approval of the Transfer Agent and Services Agreement, as amended, with State Street Bank and Trust Company, whereby the Transfer Agent and Services Agreement will be assumed by the DE Trust;

(viii) Approval of the Administration Agreement, as amended, with State Street Bank and Trust Company, whereby the Administration Agreement will be assumed by the DE Trust;

(ix) Approval of the Individual Retirement Account Custodial Services Agreement, as amended, with State Street Bank and Trust Company, whereby the Individual Retirement Account Custodial Services Agreement will be assumed by the DE Trust;

(x) Authorization of the issuance by the DE Trust of one share of each series of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(xi) Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of each series of the DE Trust.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

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Appendix B

4.	Dissolution of the Fund.

Promptly following the consummation of the Closing, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status and the MD series, including filing for record with the Maryland State Department of Assessments and Taxation of Articles of Dissolution.

5.	Termination.

The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.	Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.	Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.	Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

[Remainder of the page left intentionally blank.]

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Appendix B

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

Attest: By _____________________________ Name: Title: Attest: By _____________________________ Name: Title:	TIFF INVESTMENT PROGRAM, INC. (a Maryland corporation) By _____________________________ Name: Title: TIFF INVESTMENT PROGRAM (a Delaware statutory trust) By _____________________________ Name: Title:

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Appendix B

EXHIBIT A

TIFF Multi-Asset Fund

TIFF Short-Term Fund

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Appendix C

COMPARISON OF MARYLAND AND DELAWARE
GOVERNING INSTRUMENTS AND STATE LAW

The following is only a discussion of certain principal differences between the governing documents for TIFF Investment Program, Inc., the existing Maryland corporation (“TIP”), and its proposed successor TIFF Investment Program, a newly formed Delaware statutory trust (the “Trust”), and is not a complete description of TIP’s and the Trust’s governing documents. The Delaware statutory trust form of organization is intended to (i) permit TIP to simplify its operations by reducing administrative burdens and (ii) offer TIP greater flexibility in structuring member voting rights and member meetings subject, however, to any special voting requirements of the 1940 Act. In many instances, members will have the same or similar rights as shareholders of the Trust, as described below.

Organization and Capital Structure

Maryland- Organization. TIP is incorporated under the Maryland General Corporation Law (the “Maryland Statute”). TIP’s operations are governed by its Articles of Incorporation, as amended or supplemented from time to time (the “MD Charter”), and its by-laws (the “MD By-Laws”). The business and affairs of TIP are managed under the supervision of its Board of Directors.

Maryland- Capital Structure. The shares of common stock issued by TIP have a par value of $0.001 per share. TIP’s Charter authorizes a fixed number of shares, which TIP’s Board of Directors may increase or decrease by amending the MD Charter. TIP’s shares may be divided into separate and distinct classes.

Delaware- Organization. The Trust is a Delaware statutory trust (a “DST”). A DST is an unincorp-orated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations will be governed by its Agreement and Declaration of Trust (the “DE Declaration”) and its by-laws (the “DE By-Laws”), and its business and affairs will be managed under the supervision of its Board of Trustees.

Delaware- Capital Structure. The Trust’s shares of beneficial interest will be issued with a par value of $0.001 per share, the same as TIP. The DE Declaration will authorize an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Trust’s Board of Trustees. The Trust’s series will be identical to the current classes of TIP.

Meetings of Shareholders and Voting Rights

Maryland- Annual/Special Shareholder Meetings. Consistent with the Maryland Statute, the MD Bylaws provide that an annual meeting of stockholders of TIP will not be held in any year in which an election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the “1940 Act”). However, if TIP is required by the 1940 Act to hold a meeting of stockholders to elect directors, such meeting will be designated as the annual meeting of stockholders for that year. The MD By-Laws provides that a special shareholders’ meeting may be called at any time by the chairman of the board, the president or any vice president, or by a majority of the board of directors, and shall be called by the chairman of the board, president, any vice president or secretary upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the stockholders requesting such meeting shall have paid to TIP the reasonably estimated cost of preparing and mailing the notice thereof. Unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, no special meeting need be called to consider any matter which is substantially the same as a matter voted on at any meeting of the stockholders held during the preceding twelve months.

Delaware- Annual/Special Shareholder Meeting. The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws will authorize the calling of a shareholders’ meeting by the Board, the chairperson of the Board or by the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees, and shall be called by the president or any vice-president at the request of holders of 10% or more of the outstanding shares if the shareholders pay the reasonably estimated cost of preparing and mailing the notice. No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

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Appendix C

Maryland- Voting Rights. The MD Charter and MD By-Laws provide that, the presence in person or by proxy of the holders of common stock of TIP entitled to cast one-third of the votes, without regard to class, shall constitute a quorum at any meeting of the stockholders (or if the matter requires approval by a separate vote of one or more classes of stock, one-third of the votes of each class required to vote as a class shall constitute a quorum). If a quorum is present at a meeting of stockholders, all matters other than the election of directors are decided by a majority of the votes cast in person or by proxy, unless the question is one which by express provision of the laws of the State of Maryland, the 1940 Act, as from time to time amended, the Articles of Incorporation, or of the MD Bylaws, a different vote is required, in which cast such express provision shall control the decision of such question. Directors are elected by a plurality of votes cast at a stockholder meeting at which a quorum is present.

Delaware- Voting Rights. As in the MD Charter, the DE Declaration will provide that one-third (33-1/3%) of the outstanding shares of the Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. Where a separate vote by series or class is required, these voting requirements apply to those separate votes.

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Appendix C

The MD Charter and MD By-laws further provide that each stockholder shall have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of common stock of TIP held by such stockholder on the record date set on each matter submitted to a vote at a meeting of stockholders. The MD Charter also provides that on any matter submitted to a vote of stockholders, all shares of TIP then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except (1) when otherwise expressly provided by the Maryland Statute, or when required by the 1940 Act, shares shall be voted by individual class; and (2) when the matter does not affect any interest of a particular class, then only stockholders of such other class or classes whose interests may be affected shall be entitled to vote thereon. Holders of shares of stock of TIP are not entitled to cumulative voting in the election of Directors or on any other matter.

As in the MD Charter, the DE Declaration will generally provide that each full share of the Trust is entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of net asset value of such share. All shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter. There is no cumulative voting for any matter.

Liability of Shareholders
Maryland- Liability of Shareholders. The MD Charter provides that shareholders will not be liable for, and their private property shall not be subject to, claim, levy or other encumbrance on account of the debts or liabilities of TIP, to any extent whatsoever. In addition, the Maryland Statute provides that a shareholder of a Maryland corporation generally is not obligated to TIP or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been paid, or liability is imposed under certain provisions of the Maryland Statute.	Delaware- Liability of Shareholders. Consistent with the Delaware Act, the DE Declaration will provide that a shareholder of the Trust, as such, shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.
Liability Among Series
Maryland- Liability Among Series. The MD Charter provides that the assets belonging to any class of stock shall be charged with the liabilities in respect to such class and shall be charged with its share of the general liabilities in proportion to the net asset value of the respective class. The determination of the Board of Directors is conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given class and as to whether the same or general assets of TIP are allocable to one or more classes. The Maryland Statute provides that, in the case of a Maryland corporation registered as an investment company under the 1940 Act that has established multiple series or classes of stock, liabilities of a particular series or class are only enforceable against the assets of that series or class, and not against the assets of TIP generally or any other series or class of stock so long as separate and distinct records are maintained for the class or series and the assets associated with the class or series are held and accounted for separately from the other assets of TIP.	Delaware- Liability Among Series. The DE Declaration similarly will provide that each series of the Trust shall be separate and distinct from any other series of the Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Trust or any other series. The Delaware Act similarly provides that the debts, liabilities, obligations, and expenses with respect to a particular series of a statutory trust which is a registered investment company that issues multiple series of shares will be enforceable only against such particular series if the following conditions are met: (1) separate and distinct records are maintained for each series, and the assets associated with any such series are held in such separate and distinct records and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof, (2) the governing instrument (i.e., the agreement and declaration of trust) so provides, and (3) notice of the limitation on liabilities of a particular series is set forth in the certificate of trust of the statutory trust.

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Appendix C

Dividends and Distributions
Maryland- Dividends and Distributions. The MD Charter provides that dividends and distributions may be paid to shareholders of each class in such amounts as may be declared from time to time by the Board of Directors.	Delaware- Dividends and Distributions. The DE Declaration also will provide that the shareholders of any series or class of the Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees or an appropriate officer as determined by the Board of Trustees. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. Dividends and distributions may be paid in cash, in kind, or in shares of the Trust, and the Board may retain such amounts as it may deem necessary or desirable for the conduct of the Trust’s affairs.
Election of Directors/Trustees; Terms; Removal
Maryland- Election of Directors; Terms; Removal. The MD Charter and MD By-Laws provide that each director of TIP shall serve until the director’s successor is duly elected and qualified or until his or her death or until he or she has resigned or has been removed pursuant to the by-laws. The MD Charter and MD By-Laws provide that directors may be removed, with or without cause by the affirmative vote of a majority of the Board of Directors, a majority of a committee of the Board of Directors appointed for such purpose or by the vote of the majority of the outstanding shares of TIP at any shareholder meeting. The MD By-Laws provide that there will be no fewer than three and no more than twelve directors. Directors are elected by a plurality of votes cast at a stockholder meeting at which a quorum is present. There is no cumulative voting for the election of directors. The MD By-Laws provide a mechanism for the Board to fill vacancies.	Delaware- Election of Trustees; Terms; Removal. Under the DE Declaration, each trustee of the Trust will hold office for the earlier of (1) the lifetime of the Trust; (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve; or (3) the next meeting of shareholders called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose. Under the DE Declaration, there must be at least one trustee and no more than twelve trustees. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. There is no cumulative voting for the election of trustees of the Trust. The DE By-laws for the Trust provide a mechanism for the Board to fill vacancies.

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Appendix C

Liability of Directors/Trustees and Officers; Indemnification

Maryland- Liability of Directors and Officers. The MD Charter expressly limits the liability of the directors and officers of TIP and provides that, to the fullest extent permitted by Maryland statutory or decisional law and subject to limitations imposed by the 1940 Act, no director or officer will be personally liable to TIP or its shareholders for damages. In addition, the Maryland Statute provides that a director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is immune from liability. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests of the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Delaware- Liability of Trustees and Officers. The DE Declaration will provide that any person who is or was a trustee, officer, employee or other agent of the Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) for the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Trust or its investment advisor or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their designated capacity, shall be personally liable to any other person, other than the Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

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Appendix C

Maryland- Indemnification. The MD Charter and MD By-Laws provide that to the extent allowed and permitted under the Maryland Statute, the directors and officers shall be indemnified. The MD By-Laws further provide that a representative of TIP shall be indemnified by TIP with respect to each proceeding against such representative for all expenses (including attorneys’ fees and disbursements), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such representative in connection with such proceeding, provided that such representative acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interest of TIP and, with respect to any criminal proceeding, had no reasonable cause to believe his/her conduct was unlawful. The MD By-Laws also limit such indemnification by providing that no indemnification shall be made in respect of any claim, issue or matter as to which such representative has been adjudged to be liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of his/her duty to TIP (“disabling conduct”), unless and only to the extent that the court in which the proceeding was brought, or a court of equity in the county in which TIP has its principal office, determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such corporate representative is fairly and reasonably entitled to indemnity for the expenses which the court considers proper. Under the Maryland Statute, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding covered by the Maryland Statute. Mandatory indemnification covers all reasonable expenses incurred. Under the Maryland Statute, indemnification is permissive unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful. However, if the proceeding was a derivative action, no indemnification will be made if the individual is adjudged to be liable to the corporation unless approved by a court, except that an individual may not be indemnified other than for expenses in circumstances where the individual is adjudged to be liable on the basis of improper receipt of personal benefits.

Delaware- Indemnification. The DE Declaration will provide that the Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding or is threatened to be made a party to any proceeds because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties.

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Appendix C

Preemptive, Dissenter’s and Other Rights
Maryland- Preemptive, Dissenter’s and Other Rights. The MD Charter provides that no shareholder of TIP will be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of securities of TIP. The MD Statute provides that a stockholder may not demand the fair value of the stockholder’s stock and is bound by the terms of the transaction if the stock is that of an open-end investment company and the value placed on the stock in the transaction is its net asset value.	Delaware- Preemptive, Dissenter’s and Other Rights. The DE Declaration will provide that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Trust or any series thereof. No shareholder is entitled to relief as a dissenting shareholder in respect of any action or proposal.
Amendments to Organizational Documents
Maryland- Amendments to Organizational Documents. The MD Charter may be amended at any time in a manner prescribed by Maryland law. The Maryland Statute provides that, subject to certain exceptions an amendment to the MD Charter must be approved by the Board of Directors and TIP stockholders. The MD By-Laws may be amended, altered or repeated, by the Board of Directors. The MD By-Laws also may be amended by a vote of the majority of the shares of common stock of TIP present and voting at a meeting of the stockholders of TIP.	Delaware- Amendments to Organizational Documents. The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders’ meeting called for that purpose where a quorum is present, or by a majority of the Trust’s Board of Trustees.
Inspection Rights
Maryland- Inspection Rights. A stockholder of TIP may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at TIP’s principal office. In addition, the Maryland Statute provides that any person who has held at least five percent of any class of a corporation’s stock for at least six months is entitled to request certain other documents relating to the corporation’s affairs.	Delaware- Inspection Rights. The DE By-Laws will provide that, upon reasonable written demand to the Trust, a shareholder may inspect certain information as to the governance and affairs of the Trust for any purpose reasonably related to the shareholder’s interest as a shareholder. However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours) may be established by the Board or, if the Board has not done so, by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorize the Board or, in case the Board does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the Trust to disclose; (2) could damage the Trust; or (3) that the Trust is required by law or by agreement with a third party to keep confidential.

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Appendix C

Dissolution
Maryland- Dissolution. The MD Charter provides that the duration of TIP shall be perpetual. Under the Maryland Statute, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. The proposed dissolution must be approved by stockholders of the corporation by the vote of two-thirds of all votes entitled to be cast on the proposed dissolution unless this percentage is reduced by the corporation’s charter but not less than a majority of the votes entitled to be cast (the MD Charter reduces this vote to a majority).

Delaware- Dissolution. Under the DE Declaration, the Trust, or one of its series or classes, may be dissolved by at least a majority of votes cast of the Trust, the series or class, as applicable, or at the discretion of its Board of Trustees at any time there are no outstanding shares or upon prior written notice to the Trust’s, series’ or class’ shareholders. When the Trust or one of its series has dissolved, the Board shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Declaration will further provide that any remaining after dissolution of the Trust or series shall be distributed to the shareholders of the Trust or series, as applicable, ratably according to the number of outstanding shares of the Trust or series held of record by the shareholders on the dissolution distribution date.

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Appendix C

Derivative Actions

Maryland- Derivative Actions. Neither the MD Charter nor the MD By-Laws contain specific provisions with regard to derivative actions.

Maryland courts recognize derivative actions even in the absence of a specific statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile (although the futility exception is very limited under Maryland law).

Delaware- Derivative Actions. Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the Trust’s DE Declaration. The DE Declaration provides that a shareholder may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is excused. A pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action by virtue receiving payment for serving on the Board of Trustees of the Trust or of one or more other investment companies with the same or an affiliated investment advisor or underwriter.

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PROXY CARD

This proxy card is solicited on behalf of the

Board of Directors of TIFF Investment Program, Inc. (“TIP”)

The undersigned hereby appoints Richard J. Flannery, Dawn I. Lezon, and Richelle S. Maestro, and each of them, proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned, and to vote on behalf of the undersigned, all shares of TIFF Multi-Asset Fund and TIFF Short-Term Fund (the “Funds”) in connection with the special meeting of the members of TIP, to be held at 3:00 p.m., Eastern time, on December 9, 2014, at the offices of TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087 and at any adjournment(s) thereof.  When properly executed and returned, this proxy card will be voted in the manner directed herein by the undersigned.  If no direction is made on a properly executed card, this proxy card will be voted for approval of the Proposals referenced below.

Important Notice Regarding the Availability of Proxy Materials for TIP’s Special Shareholder Meeting to be held on December 9, 2014: A copy of the notice and the proxy statement is available at https://wwws.tiff.org/mutualfunds/Reports/proxy/TIPFundsProxy.pdf.

Please refer to the proxy statement for a discussion of the Proposals before voting.  The Proposals are being made by TIP.  The board of directors recommends that you vote “FOR” each nominee named in Proposal 1, and “FOR” the Agreement and Plan of Reorganization and Liquidation described in Proposal 2.  Please indicate your vote by filling in the appropriate box below.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 1-610-684-8210.

PROPOSAL 1	FOR	AGAINST	ABSTAIN

To elect the nominees specified below as directors for an indefinite term of office:

(1) Craig R. Carnaroli	☐	☐	☐

(2) William F. McCalpin	☐	☐	☐

(3) N.P. “Narv” Narvekar	☐	☐	☐

(4) Amy B. Robinson	☐	☐	☐

  (over)

1

PROXY CARD

PROPOSAL 2	FOR	AGAINST	ABSTAIN

To approve an Agreement and Plan of Reorganization and Liquidation that provides for the reorganization of TIP into a newly formed Delaware statutory trust.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

Account Number: [99999]
[Member Name]	[Contact Name]
[Sub Account Name]	[Contact Title]
[Contact Company]
Aggregate Market Value of Account	[Address Line 1]
as of the Record Date: $[99,999,999.99]	[Address Line 2]
[City], [State] [Zip]

Signature of Authorized Person

Print Name of Authorized Person

Date

PLEASE SIGN AND DATE ABOVE.

2

ADDRESS SLIP SHEET

[Contact Name]
[Contact Title]
[Contact Company]
[Address Line 1]
[Address Line 2]
[City], [State] [Zip]